                                                                   EXHIBIT 99.16


DEBTOR:  AMCV HOLDINGS, INC.                      CASE NUMBER:  01-10973 (JCA)

                            MONTHLY OPERATING REPORT
                               AS OF JULY 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED








In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that AMCV Holding, Inc. was inactive for the above referenced period and, to the best of my knowledge, the foregoing is true and correct.






/s/ STEVE MOELLER
---------------------
Steve Moeller
Director, Accounting